EX-99.906CERT


                                  CERTIFICATION

         Bruce E. Ventimiglia, Chief Executive Officer, and Mark S. Marrone, Chief Financial Officer of the Saratoga Advantage Trust (the "Registrant"), each certify to the best of his or her knowledge that:

         1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2004 (the "Form N-CSR") fully complies with the requirements of Sections 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                              Chief Financial Officer
Saratoga Advantage Trust                             Saratoga Advantage Trust


/s/      BRUCE E. VENTIMIGLIA              /s/      MARK S. MARRONE
   -------------------------------            ----------------------------------
         Bruce E. Ventimiglia                       Mark S. Marrone

Date:             11/10/04                 Date:         11/10/04
     -----------------------------              ------------------------------


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Saratoga Advantage Trust and will be retained by the Saratoga Advantage Trust and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.


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